[GRAPHIC]

                        Semiannual Report April 30, 2000


Oppenheimer
Disciplined Allocation Fund

                                                         OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS

CONTENTS

 1 President's Letter

 3 An Interview
   with Your Fund's
   Managers

 8 Financial
   Statements

33 Officers and
   Directors


o Despite a difficult environment for value-oriented stocks, the Fund benefited from investments in technology, energy and utility company equities.

o We significantly increased our allocation of bonds and cash with a focus on long-term Treasury bonds, a move that enhanced the Fund's performance.

o As corporate bond prices fell, we opportunistically increased our exposure to attractive, high-quality corporate bonds.



Cumulative
Total Returns*

For the 6-Month Period
Ended 4/30/00

Class A
Without       With
Sales Chg.    Sales Chg.
--------------------------
3.65%         -2.31%

Class B
Without       With
Sales Chg.    Sales Chg.
--------------------------
3.29%         -1.32%

Class C
Without       With
Sales Chg.    Sales Chg.
--------------------------
3.22%         2.30%


* See Notes on page 7 for further details.

PRESIDENT'S LETTER

Dear Shareholder,

For many years, we have encouraged investors to consider whether they could tolerate more risk in their long-term investments by participating in the stock market, which has historically provided higher long-term returns than any other asset class. Today, however, we have a very different concern: some investors may have assumed too much risk by concentrating their investments in just a handful of stocks or sectors or by "chasing performance."

   Several months ago, Alan Greenspan, the Chairman of the Federal Reserve Board, stated his view that the spectacular returns some sectors of the market were then experiencing may have been partly responsible for pushing our economy to growth rates that could lead to higher inflation. Today it is clear that the dramatic rise in the prices of a narrow segment of the market created enormous wealth for some investors. The result of this newfound wealth has been a substantial increase in spending that the Federal Reserve Board believes could threaten the healthy growth of our economy.

   That's why the Fed has been raising interest rates steadily and decisively over the past year. By making borrowing more expensive, the Fed has been attempting to slow economic growth. It is a precarious balancing act: too much tightening creates the risk of recession, while too little opens the door to inflation.

   The implications of the Fed's resolve are clear: investors must continue to be prepared for near-term market volatility. In the bond market, higher interest rates usually lead to lower bond prices. In the stock market, slower economic growth often reduces corporate earnings and puts downward pressure on stock prices. Highly valued stocks can be particularly vulnerable to a correction. The Securities and Exchange Commission Chairman, Arthur Levitt, has been cautioning investors against the expectation that the types of returns seen in the recent bull market will last forever.

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Discipline Allocation
Fund

1 OPPENHEIMER DISCIPLINED ALLOCATION FUND

PRESIDENT'S LETTER

   Because of the prospect of continued market volatility, we encourage you to consider diversifying your investments. Indeed, diversification may help you mitigate the effects of sharp declines in any one area. It may also help you better position your portfolio to seek greater returns over the long run.

   While some "new economy" stocks have risen over the last year, many so-called "old economy" stocks are selling at low prices. In the bond market, higher interest rates over the short term may reduce inflation concerns, which should be beneficial over the long term. By buying out-of-favor investments, you may be able to profit when and if they return to favor.

   What specific investments should you consider today so that you are prepared for tomorrow? The answer depends on your individual investing goals, risk tolerance and financial circumstances. We urge you to talk with your financial advisor about ways to diversify your portfolio. This may include considering global diversification as part of your strategy. While investing abroad has special risks, such as the effects of foreign currency fluctuations, it also offers opportunities to participate in global economic growth and to hedge against the volatility in U.S. markets.

   We thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill
Bridget A. Macaskill
May 19, 2000

2 OPPENHEIMER DISCIPLINED ALLOCATION FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q. How would you characterize the Fund's performance during the six months that ended April 30, 2000?

A. This was a challenging period for both stock and bond investing, especially among the value-oriented equities on which the Fund focuses its equity investments. However, our disciplined strategy of allocating assets among stocks, bonds and cash enabled us to limit risks and improve returns for our shareholders.

Why has this been such a challenging period for the Fund's stock performance?

Historically, value stocks have proven to be bargains over the long term. How ever, they tend to underperform the market when corporate earnings growth appears likely to slow and concerns regarding the economic future are on the rise. At such times, investors tend to seek large, growth-oriented companies.

   Throughout the recent six-month period, actual U.S. economic growth remained robust. However, the unusually rapid pace of U.S. economic growth raised concerns that inflation might appear. In an effort to prevent the economy from overheating, the Federal Reserve Board (the Fed) raised interest rates, and declared that they intended to continue raising them until the pace of consumer spending and economic growth slowed. The Fed's actions and statements heightened uncertainties regarding the sustainability of U.S. economic growth, and value-oriented stocks suffered as a result. Many of our holdings in traditional value-oriented sectors were hard hit despite good earnings and strong business conditions.

How did you allocate the Fund's assets in light of these conditions?

We conduct in-depth analyses of financial markets and economic trends to guide our decisions on allocating the Fund's assets among stocks, bonds and cash. During the recent period, our analyses led us to invest approximately 40% of the Fund's


3 OPPENHEIMER DISCIPLINED ALLOCATION FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

assets in bonds and cash. These investments enhanced the Fund's performance in an environment that was generally unfavorable for value-oriented stocks.

What actions did you take to enhance the performance of the Fund's stocks?

We believe we positioned the Fund's equity holdings to perform as strongly as possible during a difficult time for value investing. During the period, we added substantially to our value-oriented technology holdings to take advantage of strength in the computer and telecommunications industries. The percentage of the Fund's assets allocated to technology rose from approximately 10% of the Fund's stocks at the beginning of the period to approximately 20% near the end of the period.1 Most of the Fund's best performing stocks were concentrated in this sector. We also scored successes with several of our energy holdings, which benefited from a rebound in energy prices, and certain utility holdings, which participated in the explosive build-out of cellular and fiber-optic communications networks.

   While these moves enhanced the Fund's performance, the negative environment for value investing still took a significant toll. Stocks in the consumer staples sector, including beverage companies and other commodity suppliers, lost value in spite of strong company fundamentals and good earnings performance. Solid companies in the capital goods sector faced a similarly unfavorable investment environment. Reasonably priced stocks of retailers in the consumer cyclical sector also turned in disappointing performance as investors focused on a narrow group of high growth companies in the sector.

How did you manage the Fund's bond exposure?

We invested a relatively high percentage of the Fund's bond portfolio in long-term Treasury bonds. This proved to be an effective portfolio management strategy. Due to supply and demand factors driven by a Treasury Department buyback of long-term bonds, these investments outperformed most other sectors of the bond market.


"We added substantially to our
value-oriented technology holdings to take advantage of strength in the computer and telecommunications industries."


4 OPPENHEIMER DISCIPLINED ALLOCATION FUND

   Corporate bonds, on the other hand, came under pricing pressures as a result of rising interest rates and an oversupply of corporate debt issuance. We took advantage of the relatively low prices of high-quality corporate bonds during the period, opportunistically increasing the Fund's exposure to high-credit-rated corporate bonds.

What is your outlook for the future in light of today's market conditions?

A gap of unprecedented dimensions has opened between the prices of value-oriented stocks and growth-oriented stocks. However, the vulnerability of some overpriced growth stocks was exposed during April 2000, when prices of some of the market's highest fliers fell significantly. We continue to believe a balanced portfolio that includes bonds, undervalued stocks and cash offers investors the potential for attractive long-term total returns. We remain committed to a disciplined asset allocation and investment strategy designed to deliver such returns to our investors. That's why Oppenheimer Disciplined Allocation Fund remains part of The Right Way to Invest.


Average Annual
Total Returns

For the Periods Ended 3/31/00 2

Class A
1-Year  5-Year 10-Year
---------------------------
-4.10%  9.75%  10.45%

Class B        Since
1-Year  5-Year Inception
---------------------------
-3.49%  N/A    8.41%

Class C        Since
1-Year  5-Year Inception
---------------------------
0.12%   N/A    8.33%

Because of ongoing market
volatility, the Fund's returns
may fluctuate and may be
less than the results shown.


1. Portfolio is subject to change.
2. See Notes on page 7 for further details.


5 OPPENHEIMER DISCIPLINED ALLOCATION FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Portfolio Allocation 3

* Stocks            56.7%
* Bonds             38.3
* Cash
  Equivalents        5.0


Top Ten Common Stock Holdings 4
---------------------------------------------------------------
Exxon Mobil Corp.                                       2.5%
---------------------------------------------------------------
Citigroup, Inc.                                         2.4
---------------------------------------------------------------
International Business Machines Corp.                   2.1
---------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                    1.9
---------------------------------------------------------------
Apple Computer                                          1.9
---------------------------------------------------------------
SPX Corp.                                               1.9
---------------------------------------------------------------
Teradyne, Inc.                                          1.9
---------------------------------------------------------------
National Semiconductor Corp.                            1.7
---------------------------------------------------------------
Kimberly-Clark Corp.                                    1.6
---------------------------------------------------------------
Gannett Co., Inc.                                       1.6

Top Five Common Stock Industries 4
---------------------------------------------------------------
Insurance                                               10.8%
---------------------------------------------------------------
Manufacturing                                           10.3
---------------------------------------------------------------
Electronics                                             8.8
---------------------------------------------------------------
Computer Hardware                                       6.3
---------------------------------------------------------------
Diversified Financial                                   6.1


3. Portfolio is subject to change. Percentages are as of April 30, 2000, and are based on total market value of investments.
4. Portfolio is subject to change. Percentages are as of April 30, 2000, and are based on total market value of common stock.


6 OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares of the Fund were first publicly offered on 9/16/85. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 5/1/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


7 OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS April 30, 2000 / Unaudited

                                                                                 Market Value
                                                                   Shares          See Note 1
==============================================================================================
 Common Stocks--56.0%
----------------------------------------------------------------------------------------------
 Basic Materials--1.8%
----------------------------------------------------------------------------------------------
 Chemicals--0.9%
 Dow Chemical Co.                                                   9,800          $1,107,400
----------------------------------------------------------------------------------------------
 Rohm & Haas Co.                                                   14,800             527,250
                                                                                   -----------
                                                                                    1,634,650
----------------------------------------------------------------------------------------------
 Paper--0.9%
 Georgia Pacific Corp.                                             16,800             617,400
----------------------------------------------------------------------------------------------
 Georgia Pacific Group/Timber Group                                12,100             280,569
----------------------------------------------------------------------------------------------
 Louisiana-Pacific Corp.                                            3,000              40,125
----------------------------------------------------------------------------------------------
 Weyerhaeuser Co.                                                  14,200             758,812
                                                                                   -----------
                                                                                    1,696,906
----------------------------------------------------------------------------------------------
 Capital Goods--10.5%
----------------------------------------------------------------------------------------------
 Aerospace/Defense--1.9%
 Boeing Co.                                                        30,900           1,226,344
----------------------------------------------------------------------------------------------
 General Dynamics Corp.                                            16,100             941,850
----------------------------------------------------------------------------------------------
 L-3 Communications Holdings, Inc. 1                                9,000             479,250
----------------------------------------------------------------------------------------------
 Northrop Grumman Corp.                                             9,900             701,662
                                                                                  ------------
                                                                                   3,349,106
----------------------------------------------------------------------------------------------
 Electrical Equipment--2.5%
 AVX Corp.                                                          6,000             584,625
----------------------------------------------------------------------------------------------
 CommScope, Inc. 1                                                 11,900             565,250
----------------------------------------------------------------------------------------------
 Integrated Device Technology, Inc. 1                              22,500           1,081,406
----------------------------------------------------------------------------------------------
 Rockwell International Corp.                                       7,500             295,312
----------------------------------------------------------------------------------------------
 SPX Corp. 1                                                       17,400           1,911,825
                                                                                   -----------
                                                                                    4,438,418
----------------------------------------------------------------------------------------------
 Industrial Services--0.3%
 Valassis Communications, Inc. 1                                   13,200             449,625
----------------------------------------------------------------------------------------------
 Manufacturing--5.8%
 Avery-Dennison Corp.                                               7,300             479,062
----------------------------------------------------------------------------------------------
 Ball Corp.                                                        10,800             340,200
----------------------------------------------------------------------------------------------
 Briggs & Stratton Corp.                                            4,800             184,200
----------------------------------------------------------------------------------------------
 Cooper Industries, Inc.                                           19,000             651,937
----------------------------------------------------------------------------------------------
 Crane Co.                                                         24,100             647,687
----------------------------------------------------------------------------------------------
 Deere & Co.                                                        8,900             359,337
----------------------------------------------------------------------------------------------
 Dover Corp.                                                       28,700           1,458,319
----------------------------------------------------------------------------------------------
 Eaton Corp.                                                        4,500             378,000
----------------------------------------------------------------------------------------------
 Honeywell International, Inc.                                     24,200           1,355,200
----------------------------------------------------------------------------------------------
 Kulicke & Soffa Industries, Inc. 1                                  6,100            477,706
----------------------------------------------------------------------------------------------
 Miller (Herman), Inc.                                             17,400             476,325

8 OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                 Market Value
                                                                   Shares          See Note 1
==============================================================================================
 Manufacturing Continued
 Minnesota Mining & Manufacturing Co.                              22,300        $  1,928,950
----------------------------------------------------------------------------------------------
 Parker-Hannifin Corp.                                             13,100             609,150
----------------------------------------------------------------------------------------------
 Textron, Inc.                                                      6,700             414,981
----------------------------------------------------------------------------------------------
 United Technologies Corp.                                          9,800             609,437
                                                                                  ------------
                                                                                   10,370,491
----------------------------------------------------------------------------------------------
 Communication Services--1.6%
----------------------------------------------------------------------------------------------
 Telecommunications-Long Distance--0.7%
 AT&T Corp.                                                        26,650           1,244,222
----------------------------------------------------------------------------------------------
 Telephone Utilities--0.9%
 BellSouth Corp.                                                   33,400           1,626,162
----------------------------------------------------------------------------------------------
 Consumer Cyclicals--5.3%
----------------------------------------------------------------------------------------------
 Autos & Housing--1.4%
 Ethan Allen Interiors, Inc.                                       11,200             298,900
----------------------------------------------------------------------------------------------
 Fortune Brands, Inc.                                              10,400             260,000
----------------------------------------------------------------------------------------------
 Genuine Parts Co.                                                 39,500           1,036,875
----------------------------------------------------------------------------------------------
 Stanley Works (The)                                               16,300             480,850
----------------------------------------------------------------------------------------------
 Vulcan Materials Co.                                               9,200             403,075
                                                                                  ------------
                                                                                    2,479,700
----------------------------------------------------------------------------------------------
 Consumer Services--0.2%
 Harte-Hanks, Inc.                                                 11,700             289,575
----------------------------------------------------------------------------------------------
 Leisure & Entertainment--0.2%
 MGM Grand, Inc.                                                   14,200             418,900
----------------------------------------------------------------------------------------------
 Media--1.6%
 Central Newspapers, Inc., Cl. A                                    9,700             297,669
----------------------------------------------------------------------------------------------
 Deluxe Corp.                                                      11,900             299,731
----------------------------------------------------------------------------------------------
 Gannett Co., Inc.                                                 25,500           1,628,812
----------------------------------------------------------------------------------------------
 Knight-Ridder, Inc.                                               13,200             647,625
                                                                                  ------------
                                                                                    2,873,837
----------------------------------------------------------------------------------------------
 Retail:  General--0.7%
 Family Dollar Stores, Inc.                                         5,000              95,312
----------------------------------------------------------------------------------------------
 Federated Department Stores, Inc. 1                               12,500             425,000
----------------------------------------------------------------------------------------------
 May Department Stores Co.                                          4,700             129,250
----------------------------------------------------------------------------------------------
 Sears Roebuck & Co.                                               17,700             648,262
                                                                                  ------------
                                                                                    1,297,824
----------------------------------------------------------------------------------------------
 Retail:  Specialty--0.7%
 BJ's Wholesale Club, Inc. 1                                        6,900             244,519
----------------------------------------------------------------------------------------------
 Ross Stores, Inc.                                                  6,200             128,650
----------------------------------------------------------------------------------------------
 Sherwin-Williams Co.                                              17,800             442,775
----------------------------------------------------------------------------------------------
 Tandy Corp.                                                        8,500             484,500
                                                                                  ------------
                                                                                    1,300,444

9 OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS   Unaudited / Continued

                                                                                 Market Value
                                                                   Shares          See Note 1
==============================================================================================
 Textile/Apparel & Home Furnishings--0.5%
 Jones Apparel Group, Inc. 1                                        5,100          $  151,406
----------------------------------------------------------------------------------------------
 Liz Claiborne, Inc.                                                7,000             324,187
----------------------------------------------------------------------------------------------
 Shaw Industries, Inc.                                             26,700             422,194
                                                                                   -----------
                                                                                      897,787
----------------------------------------------------------------------------------------------
 Consumer Staples--4.0%
----------------------------------------------------------------------------------------------
 Beverages--0.8%
 Adolph Coors Co., Cl. B                                            4,600             234,600
----------------------------------------------------------------------------------------------
 Anheuser-Busch Cos., Inc.                                         18,000           1,270,125
                                                                                   -----------
                                                                                    1,504,725
----------------------------------------------------------------------------------------------
 Entertainment--1.0%
 Brinker International, Inc. 1                                     13,400             427,125
----------------------------------------------------------------------------------------------
 Darden Restaurants, Inc.                                          13,900             256,281
----------------------------------------------------------------------------------------------
 McDonald's Corp.                                                   8,500             324,062
----------------------------------------------------------------------------------------------
 Outback Steakhouse, Inc. 1                                        13,800             451,950
----------------------------------------------------------------------------------------------
 Wendy's International, Inc.                                       15,300             342,337
                                                                                   -----------
                                                                                    1,801,755
----------------------------------------------------------------------------------------------
 Food--1.1%
 Bestfoods                                                         11,400             572,850
----------------------------------------------------------------------------------------------
 ConAgra, Inc.                                                     15,100             285,012
----------------------------------------------------------------------------------------------
 Hormel Foods Corp.                                                 9,800             149,450
----------------------------------------------------------------------------------------------
 IBP, Inc.                                                         14,400             237,600
----------------------------------------------------------------------------------------------
 International Home Foods, Inc. 1                                  19,700             286,881
----------------------------------------------------------------------------------------------
 Keebler Foods Co.                                                 14,200             446,412
                                                                                   -----------
                                                                                    1,978,205
----------------------------------------------------------------------------------------------
 Food & Drug Retailers--0.2%
 SUPERVALU, Inc.                                                   20,100             415,819
----------------------------------------------------------------------------------------------
 Household Goods--0.9%
 Kimberly-Clark Corp.                                              28,300           1,643,169
----------------------------------------------------------------------------------------------
 Energy--5.5%
----------------------------------------------------------------------------------------------
 Energy Services--1.2%
 Anadarko Petroleum Corp.                                          12,000             521,250
----------------------------------------------------------------------------------------------
 ENSCO International, Inc.                                         21,700             720,169
----------------------------------------------------------------------------------------------
 Global Marine, Inc. 1                                             36,700             880,800
                                                                                   -----------
                                                                                    2,122,219
----------------------------------------------------------------------------------------------
 Oil:  Domestic--2.6%
 Apache Corp.                                                       5,400             261,562
----------------------------------------------------------------------------------------------
 Burlington Resources, Inc.                                         9,100             357,744
----------------------------------------------------------------------------------------------
 Conoco, Inc., Cl. A                                               22,100             526,256

10 OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                 Market Value
                                                                   Shares          See Note 1
==============================================================================================
 Oil:  Domestic Continued
 Exxon Mobil Corp.                                                 31,878          $2,476,522
----------------------------------------------------------------------------------------------
 Murphy Oil Corp.                                                   7,500             442,500
----------------------------------------------------------------------------------------------
 Texaco, Inc.                                                      11,300             559,350
                                                                                   -----------
                                                                                    4,623,934
----------------------------------------------------------------------------------------------
 Oil:  International--1.7%
 BP Amoco plc, ADR                                                 22,400           1,142,400
----------------------------------------------------------------------------------------------
 Royal Dutch Petroleum Co., NY Shares                              20,500           1,176,187
----------------------------------------------------------------------------------------------
 Total Fina Elf SA, Sponsored ADR                                  10,100             763,812
                                                                                   -----------
                                                                                    3,082,399
----------------------------------------------------------------------------------------------
 Financial--11.7%
----------------------------------------------------------------------------------------------
 Banks--2.2%
 Bank of America Corp.                                             11,400             558,600
----------------------------------------------------------------------------------------------
 Bank of New York Co., Inc. (The)                                  12,800             525,600
----------------------------------------------------------------------------------------------
 Chase Manhattan Corp.                                              4,800             345,900
----------------------------------------------------------------------------------------------
 Mellon Financial Corp.                                            13,700             440,112
----------------------------------------------------------------------------------------------
 PNC Financial Services Group                                      12,200             532,225
----------------------------------------------------------------------------------------------
 Roslyn Bancorp, Inc.                                               8,900             151,300
----------------------------------------------------------------------------------------------
 UnionBanCal Corp.                                                  7,500             207,656
----------------------------------------------------------------------------------------------
 Wachovia Corp.                                                     5,800             363,587
----------------------------------------------------------------------------------------------
 Wells Fargo Co.                                                   21,400             878,737
                                                                                   -----------
                                                                                    4,003,717
----------------------------------------------------------------------------------------------
 Diversified Financial--3.4%
 AMBAC Financial Group, Inc.                                        6,200             297,600
----------------------------------------------------------------------------------------------
 American Express Co.                                               1,800             270,113
----------------------------------------------------------------------------------------------
 Citigroup, Inc.                                                   39,900           2,371,556
----------------------------------------------------------------------------------------------
 Fannie Mae                                                        10,300             621,219
----------------------------------------------------------------------------------------------
 Freddie Mac                                                        6,600             303,188
----------------------------------------------------------------------------------------------
 Goldman Sachs Group, Inc. (The)                                    5,600             522,200
----------------------------------------------------------------------------------------------
 John Hancock Financial Services, Inc. 1                           20,600             375,950
----------------------------------------------------------------------------------------------
 Morgan Stanley Dean Witter & Co.                                   9,200             706,100
----------------------------------------------------------------------------------------------
 Nationwide Financial Services, Inc., Cl. A                         3,200              89,200
----------------------------------------------------------------------------------------------
 PMI Group, Inc. (The)                                             13,000             629,688
                                                                                   -----------
                                                                                    6,186,814
----------------------------------------------------------------------------------------------
 Insurance--6.1%
 ACE Ltd.                                                          28,900             691,794
----------------------------------------------------------------------------------------------
 Allmerica Financial Corp.                                          4,900             265,213
----------------------------------------------------------------------------------------------
 Allstate Corp.                                                    20,500             484,313
----------------------------------------------------------------------------------------------
 American General Corp.                                             5,300             296,800
----------------------------------------------------------------------------------------------
 American International Group, Inc.                                10,475           1,148,977

11 OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS   Unaudited / Continued

                                                                                 Market Value
                                                                   Shares          See Note 1
==============================================================================================
 Insurance Continued
 AXA Financial, Inc.                                               14,000         $   456,750
----------------------------------------------------------------------------------------------
 Chubb Corp.                                                       14,200             903,475
----------------------------------------------------------------------------------------------
 Cigna Corp.                                                       15,800           1,260,050
----------------------------------------------------------------------------------------------
 Jefferson-Pilot Corp.                                             16,200           1,078,313
----------------------------------------------------------------------------------------------
 Lincoln National Corp.                                            24,400             849,425
----------------------------------------------------------------------------------------------
 Manulife Financial Corp.                                          28,400             445,525
----------------------------------------------------------------------------------------------
 Marsh & McLennan Cos., Inc.                                        6,700             660,369
----------------------------------------------------------------------------------------------
 MetLife, Inc. 1                                                   22,100             366,031
----------------------------------------------------------------------------------------------
 Radian Group, Inc.                                                13,000             662,188
----------------------------------------------------------------------------------------------
 St. Paul Cos., Inc.                                                5,100             181,688
----------------------------------------------------------------------------------------------
 XL Capital Ltd., Cl. A                                            24,200           1,152,525
                                                                                  ------------
                                                                                   10,903,436
----------------------------------------------------------------------------------------------
 Healthcare--0.9%
----------------------------------------------------------------------------------------------
 Healthcare/Drugs--0.7%
 UnitedHealth Group, Inc.                                          18,200           1,213,713
----------------------------------------------------------------------------------------------
 Healthcare/Supplies & Services--0.2%
 Columbia/HCA Healthcare Corp.                                     15,400             437,938
----------------------------------------------------------------------------------------------
 Technology--10.2%
----------------------------------------------------------------------------------------------
 Computer Hardware--3.5%
----------------------------------------------------------------------------------------------
 Apple Computer, Inc. 1                                            15,500           1,922,969
----------------------------------------------------------------------------------------------
 Hewlett-Packard Co.                                                6,700             904,500
----------------------------------------------------------------------------------------------
 International Business Machines Corp.                              8,800           2,098,550
----------------------------------------------------------------------------------------------
 Lexmark International Group, Inc., Cl. A 1                        11,900           1,404,200
                                                                                  ------------
                                                                                    6,330,219
----------------------------------------------------------------------------------------------
 Computer Services--0.7%
 First Data Corp.                                                  27,100           1,319,431
----------------------------------------------------------------------------------------------
 Computer Software--0.4%
 Symantec Corp. 1                                                  11,700             730,519
----------------------------------------------------------------------------------------------
 Communications Equipment--0.6%
 ADC Telecommunications, Inc. 1                                    18,000           1,093,500
----------------------------------------------------------------------------------------------
 Electronics--4.9%
 Advanced Micro Devices, Inc. 1                                     7,700             675,675
----------------------------------------------------------------------------------------------
 Atmel Corp. 1                                                      3,000             146,813
----------------------------------------------------------------------------------------------
 Cypress Semiconductor Corp. 1                                     12,400             644,025
----------------------------------------------------------------------------------------------
 Dallas Semiconductor Corp.                                        27,400           1,176,488
----------------------------------------------------------------------------------------------
 Intel Corp.                                                        7,500             951,094
----------------------------------------------------------------------------------------------
 National Semiconductor Corp. 1                                    27,900           1,694,925
----------------------------------------------------------------------------------------------
 Novellus Systems, Inc. 1                                          15,400           1,026,988
----------------------------------------------------------------------------------------------
 Teradyne, Inc. 1                                                  17,100           1,881,000
----------------------------------------------------------------------------------------------
 Zebra Technologies Corp., Cl. A 1                                 12,200             695,400
                                                                                  ------------
                                                                                    8,892,408

12 OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                 Market Value
                                                                   Shares          See Note 1
==============================================================================================
 Photography--0.1%
 Polaroid Corp.                                                     9,300        $    187,744
----------------------------------------------------------------------------------------------
 Transportation--0.9%
----------------------------------------------------------------------------------------------
 Air Transportation--0.4%
 Delta Air Lines, Inc.                                             12,900             680,475
----------------------------------------------------------------------------------------------
 Railroads & Truckers--0.5%
 Union Pacific Corp.                                               19,600             825,650
----------------------------------------------------------------------------------------------
 Utilities--3.6%
----------------------------------------------------------------------------------------------
 Electric Utilities--3.1%
 Carolina Power & Light Co.                                        10,300             376,594
----------------------------------------------------------------------------------------------
 Conectiv, Inc.                                                    17,600             312,400
----------------------------------------------------------------------------------------------
 Duke Energy Corp.                                                 23,300           1,339,750
----------------------------------------------------------------------------------------------
 FPL Group, Inc.                                                   10,200             460,913
----------------------------------------------------------------------------------------------
 Montana Power Co.                                                 25,000           1,101,563
----------------------------------------------------------------------------------------------
 Potomac Electric Power Co.                                         6,600             154,688
----------------------------------------------------------------------------------------------
 Public Service Enterprise Group, Inc.                             15,100             541,713
----------------------------------------------------------------------------------------------
 Reliant Energy, Inc.                                              36,600             974,475
----------------------------------------------------------------------------------------------
 Texas Utilities Co.                                               10,900             367,194
                                                                                 -------------
                                                                                    5,629,290
----------------------------------------------------------------------------------------------
 Gas Utilities--0.5%
 El Paso Energy Corp.                                              16,600             705,500
----------------------------------------------------------------------------------------------
 NICOR, Inc.                                                        5,700             193,088
                                                                                 -------------
                                                                                      898,588
                                                                                 -------------
 Total Common Stocks (Cost $97,716,314)                                           100,873,314

==============================================================================================
 Preferred Stocks--0.4%
----------------------------------------------------------------------------------------------
 Ingersoll-Rand International Finance Corp. I, 6.22% Preferred
 Redeemable Increased Dividend Equity Securities (Cost $750,000)   30,000             747,189

                                                                    Units
==============================================================================================
 Rights, Warrants and Certificates--0.1%
----------------------------------------------------------------------------------------------
 Concentric Network Corp. Wts., Exp. 12/15/07 2                       100              47,012
----------------------------------------------------------------------------------------------
 Dairy Mart Convenience Stores, Inc. Wts., Exp. 12/12/01 2            666                 233
----------------------------------------------------------------------------------------------
 Intermedia Communications, Inc. Wts., Exp. 6/1/00                    100              15,218
----------------------------------------------------------------------------------------------
 Microcell Telecommunications, Inc. Wts., Exp. 6/1/06 3               500              42,500
----------------------------------------------------------------------------------------------
 Nextel International Ltd. Wts., Exp. 4/15/07 2                       100               1,813
----------------------------------------------------------------------------------------------
 Price Communications Corp. Wts., Exp. 8/1/07 2                       516              82,560
----------------------------------------------------------------------------------------------
 Signature Brands USA, Inc. Wts., Exp. 8/15/02 2                      100               2,013
                                                                                 -------------
 Total Rights, Warrants and Certificates (Cost $8,004)                                191,349

13 OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS   Unaudited / Continued

                                                                       Principal      Market Value
                                                                          Amount        See Note 1
===================================================================================================
 Asset-Backed Securities--0.4%
 Dayton Hudson Credit Card Master Trust, Asset-Backed Certificates,
 Series 1997-1, Cl. A, 6.25%, 8/25/05                                 $  125,000        $  121,914
---------------------------------------------------------------------------------------------------
 IROQUOIS Trust, Asset-Backed Amortizing Nts., Series 1997-2, Cl. A,
 6.752%, 6/25/07 2                                                       710,614           693,710
                                                                                        -----------
 Total Asset-Backed Securities (Cost $835,500)                                             815,624

===================================================================================================
 Mortgage-Backed Obligations--5.5%
 Chase Commercial Mortgage Securities Corp., Commercial Mtg.
 Obligations, Series 1996-1, Cl. A2, 7.60%, 3/18/06                    1,500,000         1,483,711
---------------------------------------------------------------------------------------------------
 Countrywide Funding Corp., Mtg. Pass-Through Certificates,
 Series 1994 10, Cl. A3, 6%, 5/25/09                                     250,000           243,125
---------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg. Participation
 Certificates, 6% 3/1/09                                                 587,269           561,418
---------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.,
 Interest-Only Stripped Mtg.-Backed Security:
 Series 1542, Cl. QC, 7.793%, 10/15/20 4                                 352,832            31,864
 Series 1583, Cl. IC, 9.157% -10.193%, 1/15/20 4                       1,406,578           110,769
 Series 1661, Cl. PK, 29.222%, 11/15/06 2,4                              148,373             3,662
---------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 6%, 12/1/03                                                             389,107           380,652
 6.50%, 3/1/26-4/1/26                                                    602,403           565,639
 7.50%, 1/1/08-6/1/08                                                    412,498           410,500
---------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd,
 Multiclass Mtg. Participation Certificates,
 Trust 1992-15, Cl. KZ, 7%, 2/25/22                                      884,138           816,166
---------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd.
 Real Estate Mtg. Investment Conduit Pass-Through Certificates,
 Trust 1993-190, Cl. Z, 5.85%, 7/25/08                                   140,163           139,024
---------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
 Security, Trust 1993-223, Cl. PM, 6.999%, 10/25/23 4                  1,035,841           130,443
---------------------------------------------------------------------------------------------------
 GE Capital Mortgage Services, Inc., Collateralized Mtg. Obligations,
 Series 1998-12, Cl. A3, 6.50%, 4/25/29                                  500,000           440,547
---------------------------------------------------------------------------------------------------
 GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg. Investment
 Conduit Pass-Through Certificates, Series 1994-7, Cl. A18,
 6%, 2/25/09                                                           1,143,592         1,021,011
---------------------------------------------------------------------------------------------------
 Government National Mortgage Assn.:
 7%, 4/15/09-2/15/24                                                     908,144           883,306
 7.50%, 3/15/09                                                          387,105           387,175
 8%, 5/15/17                                                             279,352           282,183
---------------------------------------------------------------------------------------------------
 IMC Home Equity Trust, Asset-Backed Home Equity Securities Series
 1998-3, Cl. A5, 6.36%, 8/20/22 5                                        700,000           680,312
---------------------------------------------------------------------------------------------------
 Norwest Asset Securities Corp., Collateralized Mtg. Obligations, Gtd.
 Multiclass Mtg. Participation Certificates:
 Series 1999-16, Cl. A3, 6%, 6/25/29                                     500,000           469,219
 Series 1999-18, Cl. A2, 6%, 7/25/29                                   1,000,000           925,781
                                                                                        -----------
 Total Mortgage-Backed Obligations (Cost $10,278,195)                                    9,966,507

14 OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                       Principal      Market Value
                                                                          Amount        See Note 1
===================================================================================================
 U.S. Government Obligations--5.4%
---------------------------------------------------------------------------------------------------
 U.S. Treasury Bonds:
 6%, 2/15/26                                                         $ 6,050,000       $ 5,885,519
 7.50%, 11/15/16 6                                                     2,000,000         2,239,376
 8.75%, 5/15/17 6                                                      1,250,000         1,562,110
                                                                                       ------------
 Total U.S. Government Obligations (Cost $9,850,961)                                     9,687,005

===================================================================================================
 Foreign Government Obligations--0.1%
---------------------------------------------------------------------------------------------------
 United Mexican States Bonds, 6.97%, 8/12/00 (Cost $249,407)             250,000           251,087

===================================================================================================
 Non-Convertible Corporate Bonds and Notes--22.0%
---------------------------------------------------------------------------------------------------
 Basic Materials--0.7%
---------------------------------------------------------------------------------------------------
 Chemicals--0.6%
 PPG Industries, Inc., 9% Debs., 5/1/21                                  315,000           348,433
---------------------------------------------------------------------------------------------------
 Rohm & Haas Co., 7.85% Unsec. Debs., 7/15/29                            650,000           647,149
                                                                                       ------------
                                                                                           995,582
---------------------------------------------------------------------------------------------------
 Metals--0.1%
 Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                              105,000           106,158
---------------------------------------------------------------------------------------------------
 Capital Goods--3.9%
---------------------------------------------------------------------------------------------------
 Aerospace/Defense--0.3%
 Raytheon Co., 6.45% Nts., 8/15/02                                       500,000           484,706
---------------------------------------------------------------------------------------------------
 Industrial Services--2.1%
 Fred Meyer, Inc., 7.375% Sr. Nts., 3/1/05                             1,250,000         1,198,155
---------------------------------------------------------------------------------------------------
 Norse CBO Ltd., 6.515% Collateralized Bond Obligations, Series 1A,
 Cl. A3, 8/13/10 2                                                     1,000,000           912,187
---------------------------------------------------------------------------------------------------
 Owens-Illinois, Inc., 7.15% Sr. Nts., 5/15/05                         1,000,000           908,329
---------------------------------------------------------------------------------------------------
 USI American Holdings, Inc., 7.25% Sr. Nts., Series B, 12/1/06          830,000           780,423
                                                                                       ------------
                                                                                         3,799,094
---------------------------------------------------------------------------------------------------
 Manufacturing--1.5%
 Federal-Mogul Corp., 7.50% Nts., 7/1/04                                 500,000           428,350
---------------------------------------------------------------------------------------------------
 Fort James Corp., 6.875% Sr. Nts., 9/15/07                            1,000,000           940,402
---------------------------------------------------------------------------------------------------
 Kimberly-Clark Corp., 7.875% Debs., 2/1/23                              355,000           342,816
---------------------------------------------------------------------------------------------------
 Norsk Hydro AS, 8.75% Bonds, 10/23/01                                   500,000           508,500
---------------------------------------------------------------------------------------------------
 U.S. Industries, Inc./USI American Holdings, Inc./USI Global Corp.,
 7.125% Sr. Unsec. Nts., 10/15/03                                        500,000           482,105
                                                                                       ------------
                                                                                         2,702,173

---------------------------------------------------------------------------------------------------
 Communication Services--0.6%
---------------------------------------------------------------------------------------------------
 Telecommunications-Long Distance--0.3%
 US West Capital Funding, Inc., 6.125% Nts., 7/15/02                     500,000           485,663
---------------------------------------------------------------------------------------------------
 Telephone Utilities--0.3%
 Telefonica de Argentina SA, 9.125% Nts., Series 1, 5/7/08               500,000           477,500

15 OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS   Unaudited / Continued

                                                                       Principal      Market Value
                                                                          Amount        See Note 1
===================================================================================================
 Consumer Cyclicals--1.1%
---------------------------------------------------------------------------------------------------
 Autos & Housing--0.7%
 Ford Motor Co., 6.375% Sr. Unsec. Unsub. Nts., 2/1/29                $1,000,000        $  823,999
---------------------------------------------------------------------------------------------------
 Lear Corp., 7.96% Sr. Unsec. Nts., Series B, 5/15/05                    500,000           460,232
                                                                                        -----------
                                                                                         1,284,231

---------------------------------------------------------------------------------------------------
 Media--0.4%
 Liberty Media Group, 8.25% Nts., 2/1/30 3                               400,000           373,844
---------------------------------------------------------------------------------------------------
 Reed Elsevier, Inc., 6.625% Nts., 10/15/23 3                            400,000           343,104
                                                                                        -----------
                                                                                           716,948
---------------------------------------------------------------------------------------------------
 Consumer Staples--3.4%
---------------------------------------------------------------------------------------------------
 Broadcasting--0.7%
 British Sky Broadcasting Group plc, 8.20% Sr. Unsec. Nts., 7/15/09      400,000           380,367
---------------------------------------------------------------------------------------------------
 CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18                  1,000,000           867,410
                                                                                        -----------
                                                                                         1,247,777
---------------------------------------------------------------------------------------------------
 Entertainment--0.8%
 Tricon Global Restaurants, Inc., 7.45% Sr. Unsec. Nts., 5/15/05       1,000,000           918,367
---------------------------------------------------------------------------------------------------
 Viacom, Inc., 6.75% Sr. Unsec. Nts., 1/15/03                            530,000           514,895
                                                                                        -----------
                                                                                         1,433,262
---------------------------------------------------------------------------------------------------
 Food--0.6%
 CPC International, Inc., 6.15% Unsec. Nts., Series C, 1/15/06           500,000           469,881
---------------------------------------------------------------------------------------------------
 Dole Food Co., 6.75% Nts., 7/15/00                                      650,000           645,399
                                                                                        -----------
                                                                                         1,115,280
---------------------------------------------------------------------------------------------------
 Food & Drug Retailers--0.8%
 Albertson's, Inc., 7.45% Unsec. Debs., 8/1/29                         1,000,000           927,154
---------------------------------------------------------------------------------------------------
 Price/Costco Cos., Inc., 7.125% Sr. Nts., 6/15/05                       550,000           538,604
                                                                                        -----------
                                                                                         1,465,758
---------------------------------------------------------------------------------------------------
 Household Goods--0.5%
 Dial Corp. (The), 5.89% Medium-Term Nts., Series A, 10/22/01            750,000           726,907
---------------------------------------------------------------------------------------------------
 Fort James Corp., 6.234% Nts., 3/15/01                                  250,000           246,858
                                                                                        -----------
                                                                                           973,765

---------------------------------------------------------------------------------------------------
 Energy--3.3%
---------------------------------------------------------------------------------------------------
 Energy Services--2.8%
---------------------------------------------------------------------------------------------------
 Coastal Corp., 8.125% Sr. Nts., 9/15/02                                 565,000           568,463
---------------------------------------------------------------------------------------------------
 Columbia Gas System, Inc., 6.80% Nts., Series C, 11/28/05               500,000           473,585
---------------------------------------------------------------------------------------------------
 Gulf Canada Resources Ltd., 8.25% Sr. Nts., 3/15/17                     575,000           526,125
---------------------------------------------------------------------------------------------------
 Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                  990,000           931,134
---------------------------------------------------------------------------------------------------
 Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07                         825,000           788,981
---------------------------------------------------------------------------------------------------
 Petroliam Nasional Berhad, 6.875% Nts., 7/1/03 3                        500,000           479,266

16 OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                       Principal      Market Value
                                                                          Amount        See Note 1
===================================================================================================
 Energy Services Continued
 TransCanada PipeLines Ltd., 9.875% Debs., 1/1/21                     $  500,000        $  586,753
---------------------------------------------------------------------------------------------------
 Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs., 2/1/06     750,000           689,306
                                                                                        -----------
                                                                                         5,043,613
---------------------------------------------------------------------------------------------------
 Oil:  Domestic--0.5%
 Norcen Energy Resources Ltd., 6.80% Debs., 7/2/02                     1,000,000           971,641
---------------------------------------------------------------------------------------------------
 Financial--6.5%
---------------------------------------------------------------------------------------------------
 Banks--1.3%
 Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                360,000           369,374
---------------------------------------------------------------------------------------------------
 Greenpoint Bank (Brooklyn New York), 6.70% Sr. Medium-Term Bank
 Nts., 7/15/02                                                         1,000,000           973,433
---------------------------------------------------------------------------------------------------
 People's Bank of Bridgeport (Connecticut), 7.20% Sub. Nts., 12/1/06   1,000,000           969,886
                                                                                        -----------
                                                                                         2,312,693

---------------------------------------------------------------------------------------------------
 Diversified Financial--2.4%
 American General Institutional Capital,
 8.125% Bonds, Series B, 3/15/46 3                                       575,000           536,087
---------------------------------------------------------------------------------------------------
 Capital One Financial Corp., 7.25% Nts., 12/1/03                      1,000,000           973,323
---------------------------------------------------------------------------------------------------
 Conseco Financing Trust III, 8.796% Bonds, 4/1/27                       850,000           276,250
---------------------------------------------------------------------------------------------------
 Finova Capital Corp., 7.625% Sr. Nts., 9/21/09                          750,000           673,664
---------------------------------------------------------------------------------------------------
 General Motors Acceptance Corp., 5.625% Nts., 2/15/01                   162,000           160,064
---------------------------------------------------------------------------------------------------
 Goldman Sachs Group, Inc., 7.50% Sr. Unsec. Unsub. Nts., 1/28/05        750,000           742,500
---------------------------------------------------------------------------------------------------
 GS Escrow Corp., 6.75% Sr. Unsec. Nts., 8/1/01                        1,000,000           965,404
                                                                                        -----------
                                                                                         4,327,292

---------------------------------------------------------------------------------------------------
 Insurance--1.6%
 Conseco, Inc., 6.40% Nts., 6/15/01                                      500,000           327,500
---------------------------------------------------------------------------------------------------
 Equitable Life Assurance Society (U.S.A.),
 6.95% Surplus Nts., 12/1/05 3                                           500,000           479,556
---------------------------------------------------------------------------------------------------
 GenAmerica Capital I, 8.525% Nts., 6/30/27 2                            750,000           741,959
---------------------------------------------------------------------------------------------------
 Life Re Capital Trust I, 8.72% Nts., 6/15/27 3                          500,000           484,510
---------------------------------------------------------------------------------------------------
 Travelers Property Casualty Corp., 6.75% Sr. Unsec. Nts., 11/15/06    1,000,000           926,164
                                                                                        -----------
                                                                                         2,959,689
---------------------------------------------------------------------------------------------------
 Real Estate Investment Trusts--1.2%
 Chelsea GCA Realty Partner, Inc., 7.75% Unsec. Nts., 1/26/01          1,050,000         1,049,793
---------------------------------------------------------------------------------------------------
 First Industrial LP, 7.15% Bonds, 5/15/27                               560,000           544,814
---------------------------------------------------------------------------------------------------
 Simon DeBartolo Group LP, 6.625% Unsec. Nts., 6/15/03                   500,000           473,524
                                                                                        -----------
                                                                                         2,068,131
---------------------------------------------------------------------------------------------------
 Healthcare--0.5%
---------------------------------------------------------------------------------------------------
 Healthcare/Supplies & Services--0.5%
 Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01                     120,000           116,387
---------------------------------------------------------------------------------------------------
 Tenet Healthcare Corp.:
 8% Sr. Nts., 1/15/05                                                    325,000           312,813
 8.625% Sr. Unsec. Nts., 12/1/03                                         500,000           486,524
                                                                                        -----------
                                                                                           915,724

17 OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS   Unaudited / Continued

                                                                       Principal      Market Value
                                                                          Amount        See Note 1
===================================================================================================
Transportation--0.8%
---------------------------------------------------------------------------------------------------
 Air Transportation--0.4%
 Northwest Airlines Corp., 8.375% Unsec. Nts., 3/15/04                $  750,000        $  685,120
---------------------------------------------------------------------------------------------------
 Railroads & Truckers--0.4%
 CSX Corp., 7.05% Debs., 5/1/02                                          145,000           142,168
---------------------------------------------------------------------------------------------------
 Norfolk Southern Corp., 7.35% Nts., 5/15/07                             125,000           120,465
---------------------------------------------------------------------------------------------------
 Union Pacific Corp., 7.60% Nts., 5/1/05                                 500,000           489,493
                                                                                        -----------
                                                                                           752,126
---------------------------------------------------------------------------------------------------
 Utilities--1.2%
---------------------------------------------------------------------------------------------------
 Electric Utilities--0.8%
 El Paso Electric Co., 8.25% First Mtg. Bonds, Series C, 2/1/03          500,000           501,217
---------------------------------------------------------------------------------------------------
 Hawaiian Electric Industries, Inc., 6.31% Medium-Term Nts.,
 Series B, 2/19/02                                                     1,000,000           972,638
                                                                                        -----------
                                                                                         1,473,855

---------------------------------------------------------------------------------------------------
 Gas Utilities--0.4%
 Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                         825,000           791,796
                                                                                        -----------
 Total Non-Convertible Corporate Bonds and Notes (Cost $42,613,688)                     39,589,577

===================================================================================================
 Convertible Corporate Bonds and Notes--0.0%
 Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts., 2/15/01
 (Cost $92,540)1, 7                                                      100,000                --

===================================================================================================
 Short-Term Notes--4.7%
 Federal Home Loan Bank, 5.88%, 5/1/00 (Cost $8,400,000)               8,400,000         8,400,000


18 OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                       Principal      Market Value
                                                                          Amount        See Note 1
===================================================================================================
 Repurchase Agreements--5.0%
 Repurchase agreement with Zion First National Bank, 5.70%, dated
 4/28/00, to be repurchased at $9,004,275 on 5/1/00, collateralized by U.S. Treasury Bonds, 6.50%-12.75%, 11/15/10-11/15/26, with a value of $5,426,461 and U.S. Treasury Nts., 4.50%-7%,
 8/31/00-7/15/06, with a value of $3,775,773 (Cost $9,000,000)       $ 9,000,000      $  9,000,000
---------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $179,794,609)                            99.6%      179,521,652
                                                                     ------------------------------
 Other Assets Net of Liabilities                                             0.4           632,505
                                                                     ------------------------------
 Net Assets                                                                100.0%     $180,154,157
                                                                     ==============================

Footnotes to Statement of Investments

1. Non-income-producing security.
2. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.
3. Represents a security sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $2,738,867 or 1.52% of the Fund's net assets as of April 30, 2000.
4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
5. Represents the current interest rate for a variable or increasing rate security.
6. Securities with an aggregate market value of $3,281,420 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
7. Issuer is in default.

See accompanying Notes to Financial Statements.

19 OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

April 30, 2000

===================================================================================================
 Assets
 Investments, at value (cost $179,794,609)--see accompanying statement               $ 179,521,652
---------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest, dividends and principal paydowns                                              1,244,618
 Daily variation on futures contracts                                                      258,300
 Investments sold                                                                          220,961
 Shares of capital stock sold                                                               47,951
 Other                                                                                      18,793
                                                                                     --------------
 Total assets                                                                          181,312,275

===================================================================================================
 Liabilities
 Bank overdraft                                                                             71,070
---------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                                     641,893
 Shares of capital stock redeemed                                                          184,650
 Directors' compensation                                                                   102,099
 Shareholder reports                                                                        69,226
 Transfer and shareholder servicing agent fees                                              38,560
 Distribution and service plan fees                                                         36,277
 Other                                                                                      14,343
                                                                                     --------------
 Total liabilities                                                                       1,158,118

===================================================================================================
 Net Assets                                                                           $180,154,157
                                                                                     ==============

===================================================================================================
 Composition of Net Assets
 Par value of shares of capital stock                                                 $     13,014
---------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                            181,295,219
---------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                       543,784
---------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign
 currency transactions                                                                    (699,261)
---------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of
 assets and liabilities denominated in foreign currencies                                 (998,599)
                                                                                     --------------
 Net Assets                                                                           $180,154,157
                                                                                     ==============

===================================================================================================
 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $157,449,192 and 11,387,485 shares of capital stock outstanding)                           $13.83
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                                $14.67
---------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,841,359
 and 1,344,347 shares of capital stock outstanding)                                         $14.02
---------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,863,606
 and 282,449 shares of capital stock outstanding)                                           $13.68

See accompanying Notes to Financial Statements.

20 OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended April 30, 2000

===================================================================================================
 Investment Income
 Interest                                                                               $3,481,916
---------------------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $1,011)                                    987,939
                                                                                        -----------
 Total income                                                                            4,469,855

===================================================================================================
 Expenses
 Management fees                                                                           688,271
---------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                   235,673
 Class B                                                                                   105,128
 Class C                                                                                    23,698
---------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                             184,766
---------------------------------------------------------------------------------------------------
 Directors' compensation                                                                    22,273
---------------------------------------------------------------------------------------------------
 Accounting service fees                                                                     7,500
---------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                 4,801
---------------------------------------------------------------------------------------------------
 Other                                                                                      56,596
                                                                                        -----------
 Total expenses                                                                          1,328,706
 Less expenses paid indirectly                                                              (3,946)
                                                                                        -----------
 Net expenses                                                                            1,324,760

===================================================================================================
 Net Investment Income                                                                   3,145,095

===================================================================================================
 Realized and Unrealized Gain (Loss)
 Net realized gain (loss) on:
 Investments                                                                            (4,797,787)
 Closing of futures contracts                                                            5,702,756
 Foreign currency transactions                                                                 238
                                                                                        -----------
 Net realized gain                                                                         905,207
---------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on:
 Investments                                                                             2,182,132
 Translation of assets and liabilities denominated in foreign currencies                        72
                                                                                        -----------
 Net change                                                                              2,182,204
                                                                                        -----------
 Net realized and unrealized gain                                                        3,087,411
===================================================================================================
 Net Increase in Net Assets Resulting from Operations                                   $6,232,506
                                                                                        ===========

See accompanying Notes to Financial Statements.


21 OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      Six Months
                                                                           Ended        Year Ended
                                                                  April 30, 2000       October 31,
                                                                     (Unaudited)              1999
===================================================================================================
 Operations
 Net investment income                                             $   3,145,095     $   8,579,053
---------------------------------------------------------------------------------------------------
 Net realized gain                                                       905,207        29,409,771
---------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation                 2,182,204       (28,350,463)
                                                                   --------------------------------
 Net increase in net assets resulting from operations                  6,232,506         9,638,361

===================================================================================================
 Dividends and/or Distributions to Shareholders
 Dividends from net investment income:
 Class A                                                              (3,092,632)       (8,122,829)
 Class B                                                                (234,454)         (502,951)
 Class C                                                                 (53,616)         (124,914)
---------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                             (24,684,810)       (7,782,789)
 Class B                                                              (2,228,824)         (594,276)
 Class C                                                                (532,325)         (139,060)

===================================================================================================
 Capital Stock Transactions
 Net increase (decrease) in net assets resulting from
 capital stock transactions:
 Class A                                                             (78,469,013)      (33,744,712)
 Class B                                                              (2,790,828)        2,509,874
 Class C                                                              (1,391,712)        1,126,929

===================================================================================================
 Net Assets
 Total decrease                                                     (107,245,708)      (37,736,367)
---------------------------------------------------------------------------------------------------
 Beginning of period                                                 287,399,865       325,136,232
                                                                   --------------------------------
 End of period (including undistributed net investment
 income of $543,784 and $779,391, respectively)                     $180,154,157      $287,399,865
                                                                   ================================


See accompanying Notes to Financial Statements.


22 OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIAL HIGHLIGHTS

                                                 Six Months                                                    Year          Year
                                                      Ended                                                   Ended         Ended
                                             April 30, 2000                                             October 31,      Dec. 31,
 Class A                                        (Unaudited)          1999          1998          1997        1996 1          1995
==================================================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period                $15.03        $15.45        $16.81        $16.00        $15.46        $13.44
----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .23           .44           .45          .51 2          .46           .60
 Net realized and unrealized gain (loss)                .28          (.01)          .45         2.25 2          .49          2.59
                                                     -----------------------------------------------------------------------------
 Total income from investment
 operations                                             .51           .43           .90          2.76           .95          3.19
----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.23)         (.44)         (.45)         (.56)         (.36)         (.60)
 Distributions from net realized gain                 (1.48)         (.41)        (1.81)        (1.39)         (.05)         (.57)
                                                     -----------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (1.71)         (.85)        (2.26)        (1.95)         (.41)        (1.17)
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $13.83        $15.03         $15.45       $16.81        $16.00        $15.46
                                                     =============================================================================

==================================================================================================================================
 Total Return, at Net Asset Value 3                    3.65%         2.62%         5.93%        18.82%         6.27%        23.95%

==================================================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)          $157,449      $258,159      $298,558      $243,267      $233,289      $218,099
----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $194,771      $293,677      $268,715      $238,821      $228,203      $200,172
----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4

 Net investment income                                 2.96%         2.72%         2.96%         3.17%         3.52%         4.00%
 Expenses                                              1.12%         1.04%         1.04% 5       1.11% 5       1.11% 5       1.17% 5
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 6                               28%          122%           97%           98%           85%           55%

1. For the ten months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 2000, were $54,912,470 and $136,904,511, respectively. See accompanying Notes to Financial Statements.

23 OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

                                                 Six Months                                                    Year          Year
                                                      Ended                                                   Ended         Ended
                                             April 30, 2000                                             October 31,      Dec. 31,
 Class B                                        (Unaudited)          1999          1998          1997        1996 1          1995
==================================================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period                $15.20        $15.62        $16.99        $16.16        $15.66        $15.48
----------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income                                  .15           .31           .36            40 3         .31           .07
 Net realized and unrealized gain                       .31            --           .43          2.27 3         .54           .70
                                                     -----------------------------------------------------------------------------
 Total income from investment
 operations                                             .46           .31           .79          2.67           .85           .77
----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.16)         (.32)         (.35)         (.45)         (.30)         (.07)
 Distributions from net realized gain                 (1.48)         (.41)        (1.81)        (1.39)         (.05)         (.52)
                                                     -----------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (1.64)         (.73)        (2.16)        (1.84)         (.35)         (.59)
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $14.02        $15.20        $15.62        $16.99        $16.16        $15.66
                                                     =============================================================================

==================================================================================================================================
 Total Return, at Net Asset Value 4                    3.29%         1.84%         5.10%        17.96%         5.51%         4.93%
==================================================================================================================================

==================================================================================================================================
 Ratios/Supplemental Data
==================================================================================================================================
 Net assets, end of period (in thousands)           $18,841       $23,522       $21,754        $8,720        $3,919          $650
----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $21,094       $24,648       $14,235        $6,183        $2,324          $375
----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 5
 Net investment income                                 2.18%         1.97%         2.19%         2.32%         2.86%         0.73%
 Expenses                                              1.88%         1.80%         1.80% 6       1.89% 6       1.85% 6       1.92% 6
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 7                               28%          122%           97%           98%           85%           55%

1. For the ten months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. For the period from October 2, 1995 (inception of offering) to December 31, 1995.
3. Per share amounts calculated based on the average shares outstanding during the period.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized for periods of less than one full year.
6. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 2000, were $54,912,470 and $136,904,511, respectively.

See accompanying Notes to Financial Statements.

24 OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                 Six Months                                                    Year
                                                      Ended                                                   Ended
                                             April 30, 2000                                             October 31,
 Class C                                        (Unaudited)          1999          1998          1997        1996 1
=====================================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period                $14.88        $15.31        $16.70        $15.93        $15.71
---------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .14           .32           .37           .44 2         .30
 Net realized and unrealized gain (loss)                .30          (.01)          .40          2.19 2         .32
                                                     ----------------------------------------------------------------
 Total income from investment
 operations                                             .44           .31           .77          2.63           .62
---------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.16)         (.33)         (.35)         (.47)         (.35)
 Distributions from net realized gain                 (1.48)         (.41)        (1.81)        (1.39)         (.05)
                                                     ----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (1.64)         (.74)        (2.16)        (1.86)         (.40)
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $13.68        $14.88        $15.31        $16.70        $15.93
                                                     ================================================================

=====================================================================================================================
 Total Return, at Net Asset Value 3                    3.22%         1.84%         5.10%        17.93%         4.08%
=====================================================================================================================

=====================================================================================================================
 Ratios/Supplemental Data
=====================================================================================================================
 Net assets, end of period (in thousands)            $3,864        $5,719        $4,824        $1,473          $188
---------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $4,751        $5,876        $2,861          $805          $ 57
---------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment income                                 2.20%         1.97%         2.18%         2.18%         2.90%
 Expenses                                              1.87%         1.80% 6       1.80% 5       1.92% 5       1.87% 5
---------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 6                               28%          122%           97%           98%           85%

1. For the period from May 1, 1996 (inception of offering) to October 31, 1996.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 2000, were $54,912,470 and $136,904,511, respectively. See accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

25 OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

===============================================================================
 1. Significant Accounting Policies

 Oppenheimer Disciplined Allocation Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments, according to changing market conditions. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

    The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities for which quotations are readily available are valued at the last sale price, or if in the absence of a sale, at the last sale price on the prior trading day if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Foreign currency contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank, dealer or pricing service. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at cost (or last determined market value) and adjusted for amortization or accretion to maturity of any premium or discount.

--------------------------------------------------------------------------------
 Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of April 30, 2000, securities with an aggregate market value of $100,000, representing 0.06% of the Fund's net assets, were in default.



26 OPPENHEIMER DISCIPLINED ALLOCATION FUND

--------------------------------------------------------------------------------
 Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
 Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 Directors' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the six months ended April 30, 2000, a provision of $11,473 was made for the Fund's projected benefit obligations and payments of $4,206 were made to retired directors, resulting in an accumulated liability of $100,410 as of April 30, 2000.

    The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.



27 OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

================================================================================
 1. Significant Accounting Policies Continued

 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
 Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
 Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
 Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



28 OPPENHEIMER DISCIPLINED ALLOCATION FUND

================================================================================
 2. Shares of Capital Stock

 The Fund has authorized 450 million of $0.001 par value shares of capital stock of each class. Transactions in shares of capital stock were as follows:

                                              Six Months Ended                  Year Ended
                                               April 30, 2000                October 31, 1999
                                           Shares          Amount         Shares          Amount
-------------------------------------------------------------------------------------------------
 Class A
 Sold                                     277,065    $  3,831,413      1,351,571    $ 21,353,382
 Dividends and/or
 distributions reinvested               1,621,787      22,035,168        965,998      15,250,027
 Redeemed                              (7,688,122)   (104,335,594)    (4,463,822)    (70,348,121)
                                       ----------------------------------------------------------
 Net decrease                          (5,789,270)   $(78,469,013)    (2,146,253)   $(33,744,712)
                                       ==========================================================

-------------------------------------------------------------------------------------------------
 Class B
 Sold                                     134,082     $ 1,884,145        547,606    $  8,732,198
 Dividends and/or
 distributions reinvested                 173,783       2,396,038         66,056       1,054,288
 Redeemed                                (510,778)     (7,071,011)      (458,993)     (7,276,612)
                                       ----------------------------------------------------------
 Net increase (decrease)                 (202,913)   $ (2,790,828)       154,669    $  2,509,874
                                       ==========================================================

-------------------------------------------------------------------------------------------------
 Class C
 Sold                                      37,031    $    518,632        202,792    $  3,181,342
 Dividends and/or
 distributions reinvested                  41,113         553,295         16,189         252,900
 Redeemed                                (180,140)     (2,463,639)      (149,699)     (2,307,313)
                                       ----------------------------------------------------------
 Net decrease                            (101,996)   $ (1,391,712)       (69,282)   $ (1,126,929)
                                       ==========================================================


================================================================================
 3. Unrealized Gains and Losses on Securities

 As of April 30, 2000, net unrealized depreciation on securities of $272,957 was composed of gross appreciation of $11,847,689, and gross depreciation of $12,120,646.

================================================================================
 4. Fees and Other Transactions with Affiliates

 Management Fees. Management fees paid to the Manager are in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% of the first $300 million of average annual net assets of the Fund, 0.50% of the next $100 million and 0.45% of average annual net assets in excess of $400 million. The Fund's management fee for the six months ended April 30, 2000 was 0.63% of the average annual net assets for each class of shares, annualized for periods of less than one full year.

--------------------------------------------------------------------------------
 Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.


29 OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

================================================================================
 4. Fees and Other Transactions with Affiliates Continued

 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

--------------------------------------------------------------------------------
 Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

    The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                    Aggregate          Class A    Commissions      Commissions      Commissions
                                    Front-End        Front-End     on Class A       on Class B       on Class C
                                Sales Charges    Sales Charges         Shares           Shares           Shares
                                   on Class A      Retained by    Advanced by      Advanced by      Advanced by
 Six Months Ended                      Shares      Distributor    Distributor 1    Distributor 1    Distributor 1
=================================================================================================================
 April 30, 2000                       $97,921          $72,734         $5,350          $55,944           $4,475

 1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                                Class A                    Class B                    Class C
                                    Contingent Deferred        Contingent Deferred        Contingent Deferred
                                          Sales Charges              Sales Charges              Sales Charges
 Six Months Ended               Retained by Distributor    Retained by Distributor    Retained by Distributor
==============================================================================================================
 April 30, 2000                                     $--                    $42,054                        $--

 The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
 Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended April 30, 2000, payments under the Class A plan totaled $235,673, all of which was paid by the Distributor to recipients. That included $183,851 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.


30 OPPENHEIMER DISCIPLINED ALLOCATION FUND

    The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

    The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

    Distribution fees paid to the Distributor for the six months ended April 30, 2000, were as follows:

                                                                        Distributor's     Distributor's
                                                                            Aggregate      Unreimbursed
                                                                         Unreimbursed     Expenses as %
                                  Total Payments    Amount Retained          Expenses     of Net Assets
                                      Under Plan     by Distributor        Under Plan          of Class
========================================================================================================
 Class B Plan                           $105,128            $85,095          $639,545              3.39%
 Class C Plan                             23,698              8,626            66,731              1.73


================================================================================
 5. Futures Contracts

 The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

    The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.

    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


31 OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

================================================================================
 5. Futures Contracts Continued

    As of April 30, 2000, the Fund had outstanding futures contracts as follows:

                                                                                           Unrealized
                                      Expiration      Number of     Valuation as of      Appreciation
 Contract Description                       Date      Contracts      April 30, 2000     (Depreciation)
======================================================================================================
 Contracts to Purchase
 NASDAQ 100 Index                        6/15/00             23          $8,763,000       $(1,025,800)
 Standard & Poor's 500 Index             6/15/00             16           5,840,000           300,400
------------------------------------------------------------------------------------------------------
                                                                                          $  (725,400)
                                                                                         =============


================================================================================
 6. Illiquid Securities

 As of April 30, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of April 30, 2000, was $2,485,149, which represents 1.38% of the Fund's net assets.

================================================================================
 7. Bank Borrowings

 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

    The Fund had no borrowings outstanding during the six months ended April 30, 2000.


32 OPPENHEIMER DISCIPLINED ALLOCATION FUND

OPPENHEIMER DISCIPLINED ALLOCATION FUND

A Series of Oppenheimer Series Fund, Inc.
--------------------------------------------------------------------------------
 Officers and Directors Leon Levy, Chairman of the Board of Directors
                        Donald W. Spiro, Vice Chairman of the Board of Directors Bridget A. Macaskill, Director and President
                        Robert G. Galli, Director
                        Phillip A. Griffiths, Director
                        Benjamin Lipstein, Director
                        Elizabeth B. Moynihan, Director
                        Kenneth A. Randall, Director
                        Edward V. Regan, Director
                        Russell S. Reynolds, Jr., Director
                        Clayton K. Yeutter, Director
                        Peter M. Antos, Vice President
                        Stephen F. Libera, Vice President
                        Michael C. Strathearn, Vice President
                        Kenneth B. White, Vice President
                        Arthur J. Zimmer, Vice President
                        Andrew J. Donohue, Secretary
                        Brian W. Wixted, Treasurer
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Robert G. Zack, Assistant Secretary

================================================================================
 Investment Advisor     OppenheimerFunds, Inc.

================================================================================
 Distributor            OppenheimerFunds Distributor, Inc.

================================================================================
 Transfer and           OppenheimerFunds Services
 Shareholder
 Servicing Agent

================================================================================
 Custodian of           The Bank of New York
 Portfolio Securities

================================================================================
 Independent Auditors   KPMG LLP

================================================================================
 Legal Counsel          Mayer, Brown & Platt


                        The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

                        This is a copy of a report to shareholders of Oppenheimer Disciplined Allocation Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Disciplined Allocation Fund. For material information concerning the Fund, see the Prospectus.

                        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                        Oppenheimer funds are distributed by Oppenheimer Funds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

                        (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.


33 OPPENHEIMER DISCIPLINED ALLOCATION FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website-- we're here to help.

--------------------------------------------------------------------------------
Internet
24-hr access to account information and transactions 1 www.oppenheimerfunds.com

--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048

--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457

--------------------------------------------------------------------------------
PhoneLink
24-hr automated information and automated transactions
1.800.533.3310

--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET
1.800.843.4461

--------------------------------------------------------------------------------
OppenheimerFunds Market Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104

--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

--------------------------------------------------------------------------------
Ticker Symbols       Class A: CNMTX       Class B: CDABX        Class C: CDACX


1. At times this website may be inaccessible or its transaction feature may be unavailable.


                                                             OppenheimerFunds(R)
                                                               Distributor, Inc.

RS0205.001.0400  June 29, 2000